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                                                                   EXHIBIT 11(A)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 22 to the Registration Statement of Schwab Investments on Form N-1A (Nos. 33-37459 and 811-6200) under the Securities Act of 1933, as amended.



                                            /s/ Ropes & Gray
                                            ------------------------
                                                ROPES & GRAY


Washington, D.C.
December 23, 1997